SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         September 29, 2003
                         ------------------
                          Date of Report
                (Date of Earliest Event Reported)

                     ALPINE AIR EXPRESS, INC.
                     ------------------------
     (Exact Name of Registrant as Specified in its Charter)

     Delaware                  000-27011                  33-0619518
     --------                  ---------                  ----------
(State or other juris-       (Commission File No.)        (IRS Employer
diction of incorporation)                                   I.D. No.)

                         1177 Alpine Air Way
                          Provo, Utah 84601
                          -----------------
             (Address of Principal Executive Offices)

                         (801) 373-1508
                         --------------
                  Registrant's Telephone Number

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.*

Exhibit
Number                   Description
------                   -----------

 99                    Press release of Alpine Air Express, Inc., dated
                       September 29, 2003

     * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 12.  Results of Operations and Financial Condition.

     On September 29, 2003, Alpine Air Express, Inc. (the "Company"), announced its results for the third quarter of its October 31, 2003, fiscal year. The text of the Company's press release is furnished as Exhibit 99 and is incorporated herein by reference.


                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ALPINE AIR EXPRESS, INC.


Date: 10-1-2003                   /s/ Eugene R. Mallette
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                                 Eugene R. Mallette
                                 Chief Executive Officer